UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022 (June 30, 2022)

Frontier Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40304	46-3681866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Airport Way

Denver, CO 80239

(Address of principal executive offices) (Zip Code)

(720) 374-4550

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2022, in connection with the financing of pre-delivery payments with respect to certain aircraft that Frontier Airlines, Inc. (“Frontier”), a wholly owned subsidiary of Frontier Group Holdings, Inc. (the “Company”), has on order (the “PDP Financing Facility”), Vertical Horizons, Ltd., as borrower (“Vertical Horizons”), entered into an Eighth Amended and Restated Credit Agreement, by and among Vertical Horizons, Citibank, N.A., as facility agent and arranger (“Citibank”), Bank of Utah, not in its individual capacity but solely as security trustee (“Security Trustee”), and the lenders from time to time party thereto (the “Credit Agreement”). The Credit Agreement amended and restated the Seventh Amended and Restated Credit Agreement, dated as of December 28, 2021, by among Vertical Horizons, Citibank, the Security Trustee, and the lenders from time to time party thereto, in its entirety to, among other things, add additional lenders and increase the commitments under the PDP Financing Facility from $200 million to $280 million.

In connection with the execution of the Credit Agreement, Frontier entered into an eighth amended and restated guarantee in favor of the Security Trustee, dated as of June 30, 2022, Frontier Airlines Holdings, Inc., a wholly owned subsidiary of the Company, entered into an eighth amended and restated guarantee in favor of the Security Trustee, dated as of June 30, 2022, and the Company entered into an amended and restated guarantee in favor of the Security Trustee, dated as of June 30, 2022.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference to the extent responsive to Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

By:	/s/ Howard M. Diamond
Name:	Howard M. Diamond
Title:	General Counsel and Secretary

Date: July 1, 2022